Exhibit 10.2

Beijing REIT Technology Development Co., Ltd.

and

ReTo Eco-Solutions, Inc.

Special Statement on Signing the Labor Contract

In order to ensure the legal, effective and smooth performance of the Labor Contract signed by the Company with each employee, and fully protect and exercise the rights and interests of both Parties, the Company hereby declares as follows:

1.	Before signing the Labor Contract with the Company, the employee shall terminate/dismiss the labor relationship with the original labor relationship unit. The employee shall provide the certificate of separation issued by the original employer, otherwise the employee shall be solely responsible for the labor dispute and controversy arising from the double labor relationship.

2.	The Company will comply with the provisions of the national laws and regulations as well as the Labor Contract Law of the People’s Republic of China to perform the contract with the employee. In the process of any labor law issues arising in this process, the employee is required to consult with the Company’s Human Resources Administrative Office in a timely manner, and the Human Resources Administrative Office is responsible for consulting and helping employees seek solution through negotiation.

3.	The text of the Labor Contract is confidential personnel information of the Company. The employee shall keep the Labor Contract in good condition, and the employee is obliged to keep confidential the terms of the Labor Contract with regard to his/her own interests such as salary, subsidy, special agreement clause, etc. In case of the disclosure of the aforesaid provisions caused by the employee’s personal behavior and the adverse consequences thereof, the Company will treat it as serious violation of discipline until the labor relationship is terminated.

4.	Before signing the Labor Contract with the Company, the employee shall carefully read all the contents of the provisions of the Labor Contract, Company’s rules and regulations mentioned in the Contract and all contents in annexes of the Contract, Labor Contract could be signed with the Company upon all the contents have been confirmed

I have carefully read the Company’s Special Statement on Signing the Labor Contract, understand its content and undertake to fulfill all the terms herein.

Promiser (Signature): /s/ Guangfeng Dai

Date: January 22, 2020

According to the Labor Law of the People’s Republic of China, the Labor Contract Law of the People’s Republic of China as well as relevant laws and regulations, Party A and Party B shall sign this Contract on an equal, voluntary and consensus basis, and they shall abide by the terms set out in this Contract.

I. Basic Information of Parties to Labor Contract

Article 1 Party A Beijing REIT Technology Development Co., Ltd., and its parent company ReTo Eco-Solutions, Inc. (“ReTo”) (collectively the “Company”).

Legal Representative Li Hengfang

Address Room 702, Block X, Runfeng Deshang, No. 60 Anli Road, Chaoyang District, Beijing

Article 2 Party B      Guangfeng Dai

Gender      Male

Household Registration Type (non-agriculture, agriculture)     non-agriculture

Resident Identity Card Number      110108196103075734

Mobile Phone     13911671153      Home Contact Information

Home Address     10 Lane ditch, Haidian District, Beijing     Zip Code 100089

Residence Address in Beijing     10 Lane ditch, Haidian District, Beijing     Zip Code     100089

Location of Household Registration      10 Lane ditch     (Township),       Haidian      District (County),       Beijing     Province (City)

II. Term of Labor Contract

Article 3 This Contract is a fixed-term labor contract.

This Contract will take effect on       January 1, 2020        (date)

This Contract shall terminate on       December 31, 2021     (date).

III. Work Content

Article 4 Party B agrees to take the position of      President     (type of work) according to the needs of Party A.

Article 5 Party B shall serve as President of Party A and will report to the Board of Directors (“Board”) of the Company. In his capacity as President, Parry B shall do and perform all services, acts or things necessary or advisable as the President of Party B, subject to all times polices established by the Board.

IV. Working Hours and Rest Days

Article 6 Party A shall arrange for Party B to implement the regular working hour system.

Under the regular working hour system, Party A shall arrange Party B’s daily working hours no more than eight hours and average weekly working hours no more than forty hours. According to the needs of work, Party B shall obey Party A’s working time arrangement.

Under the irregular working hour system, Party B’s work and rest time shall be arranged upon negotiation by both Parties, provided that the completion of Party A’s work tasks is ensured.

Article 7 Party A’s vacation system for Party B shall be implemented in accordance with the relevant provisions of Party A’s management system.

V. Labor Remuneration

Article 8 Party A shall pay Party B’s salary for the previous month in the form of currency before the thirteenth day of each month, and the monthly salary shall be RMB __62,500_

RMB 750,000 annually. The annual base salary will be reviewed by the Company’s Board, specifically its compensation committee annually.

In accordance with the national policy, Party A will withhold and pay the individual contribution to the social insurance of Party B and the personal income tax out of the actual payment of wages of Party B on his or her behalf.

Other covenants between Party A and Party B: Party B shall receive an aggregate of 300,000 common shares (the “Common Shares”) of ReTo in accordance with the terms of its 2018 Share Inventive Share Plan (the “Plan”), and in accordance with the terms and conditions outlined in the Plan as equity compensation. The 300,000 Common Shares will be issued as follows: (1) after execution of this Contract, and in the event Party B is still employed by Party B, on February 15, 2020 ReTo will issue 150,000 Common Shares to Party B; and (2) the remaining 150,000 Common Shares will be issued on January 15, 2021, in the event Party B is still an employee of Party A on that date.

Article 9 If Party A’s production tasks are insufficient to enable Party B to wait for task assignment, Party A shall pay Party B’s monthly living expenses at the amount of RMB ______ or according to the Beijing minimum wage standard.

VI. Social Insurance and Other Benefits

Article 10 Both Party A and Party B shall maintain social insurance in accordance with the regulations of the State and Beijing Municipality. Party A shall handle the relevant social insurance procedures for Party B and assume the corresponding social insurance obligations.

Article 11 The medical treatment of Party B’s disease or non-work-related injuries shall be implemented in accordance with the relevant regulations of the State and Beijing Municipality. Party A shall pay Party B’s sick pay in accordance with the relevant provisions of the Company’s management system.

Article 12 The treatment of Party B suffering from occupational diseases or injuries caused by work shall be implemented in accordance with the relevant regulations of the State and Beijing Municipality.

Article 13 The welfare benefits provided by Party A for Party B shall be implemented in accordance with the relevant provisions of Party A’s management system.

VII. Labor Protection, Working Conditions and Occupational Hazard Protection

Article 14 Party A shall provide Party B with necessary safety protection measures and distribute necessary labor protection articles in accordance with the demands of production posts and in accordance with the state regulations on labor safety and health.

Article 15 Party A shall establish the safe production system in accordance with relevant state laws and regulations; Party B shall strictly abide by Party A’s labor safety system, strictly prohibit illegal operations, prevent accidents during labor process and reduce occupational hazards.

VIII. Labor Discipline

Article 16 Party B shall comply with Party A’s rules and regulations (including but not limited to the Management System, the Management Measures for the Block Equipment Marketing and Sales and related management methods); strictly abide by labor safety and health, production processes, operational procedures and work specifications; protect the properties of Party A, safeguard Party A’s interests and image, observe professional ethics; actively participate in the training organized by Party A, and improve ideological awareness and professional skills.

If Party A modifies the contents of the aforesaid documents or formulates new rules and regulations or specifications, the revised documents or new rules and regulations shall be deemed to have been delivered to Party B upon they have been released, and Party B shall comply with and implement them.

Article 17 If Party B violates Party A’s rules and regulations and labor discipline and thus causes economic losses to Party A, Party A shall have the right to handle according to the rules and regulations until the Contract is terminated. (See the Management System, etc. for penalty clause)

Article 18 Party B shall not reveal or disclose to any person the trade secrets and other confidential materials obtained during the employment with Party A. (For details of this restriction, please refer to the Non-disclosure Agreement)

Article 19 Without the written approval of Party A, Party B is strictly forbidden to work part-time with an enterprise of the same type or engage in a second occupation related to his or her own work.

IX. Change, Dissolution or Termination of Labor Contract

Article 20 If the objective situation on which the signing of the Contract is based has changed significantly, and thus the Contract cannot be performed, the relevant contents of the Contract may be changed with the consent of both Parties upon negotiation.

Article 21 When dissolving, terminating or renewing the labor contract, Party A and Party B shall act in accordance with the Labor Contract Law of the People’s Republic of China and the relevant regulations of the State and Beijing Municipality.

X. Contents Agreed by the Parties

Article 22 Upon reaching a consensus by Parties through negotiation, the following terms have been entered into:

1. Training fee: Party B shall sign the Training Agreement with Party A for all kinds of training courses funded by Party A. If the service period set out in the Training Agreement exceeds the termination date of the Labor Contract, the termination date of Party B’s Labor Contract will be extended according to the service period set out in the Training Agreement. If Party B terminates the Labor Contract in advance, it shall compensate Party A for the training fee according to the amount as agreed in the Training Agreement.

Other contents agreed by the Parties

XI. Settlement of Labor Disputes and Others

Article 23 If a dispute arises between the Parties due to the performance of this Contract, the parties may apply to the labor dispute mediation committee of Party A for mediation; if the mediation fails, they may apply to the labor dispute arbitration committee for arbitration.

Either party may also apply directly to the labor dispute arbitration committee for arbitration.

Article 24 Party A’s Non-Disclosure Agreement, Employee Manual and Management System are attached to this Contract as Annexes and have legal effect with this Contract.

Other Annexes to this Contract are as follows

Article 25 In case of any matter not covered by this Contract or in case of any inconsistency with the relevant regulations of the State and Beijing Municipality in the future, the implementations shall be made in accordance with relevant regulations.

Article 26 This Contract is made out in duplicate with each of Party A and Party B keeping one copy respectively.

Party A (Official Seal)	Party B (Signature or Seal) /s/ Guangfeng Dai

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date of Signing: January 22, 2020

Labor Contract Renewal

The labor contract to renewed is ________ term contract, and the effective date of the renewal contract is ____________ (date). The renewal contract shall be terminated on ____________ (date).

Party A (Official Seal)                                                            Party B (Signature or Seal)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date:

The labor contract to renewed is ________ term contract, and the effective date of the renewal contract is ____________ (date). The renewal contract shall be terminated on ____________ (date).

Party A (Official Seal)                                                            Party B (Signature or Seal)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date:

Labor Contract Renewal

The labor contract to renewed is ________ term contract, and the effective date of the renewal contract is ____________ (date). The renewal contract shall be terminated on ____________ (date).

Party A (Official Seal)                                                            Party B (Signature or Seal)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date:

The labor contract to renewed is ________ term contract, and the effective date of the renewal contract is ____________ (date). The renewal contract shall be terminated on ____________ (date).

Party A (Official Seal)                                                            Party B (Signature or Seal)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date:

Amendment to Labor Contract

After reaching a consensus through negotiation between the Parties, the following amendment is made to this Contract:

Party A (Seal)                                                                          Party B (Signature)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date:

After reaching a consensus through negotiation between the Parties, the following amendment is made to this Contract:

Party A (Seal)                                                                          Party B (Signature)

Legal Representative (Main Person in Charge) or Entrusted Agent

(Signature or Seal)

Date: